                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of PROVANT, Inc. of our report on the financial statements of Star Mountain, Inc. for the year ended December 31, 1995, dated February 16, 1996, which report appears in PROVANT, Inc.'s Annual Report on Form 10-K for the fiscal year ended June 30, 1998.


                                        /s/ Friedman & Fuller, P.C.

                                        Friedman & Fuller, P.C.


Rockville, Maryland
August 27, 1999